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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 6, 2001

                            BREAKAWAY SOLUTIONS, INC.

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               (Exact Name of Registrant as Specified in Charter)

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

              DELAWARE                            000-27269                           04-3285165
       ---------------------                ----------------------              ----------------------
  (State or Other Jurisdiction           (Commission File Number)                 (I.R.S. Employer
          of Incorporation)                                                       Identification No.)
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                         3 CLOCK TOWER PLACE, 4TH FLOOR
                          MAYNARD, MASSACHUSETTS 01754

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               (Address of Principal Executive Offices) (Zip Code)


                                 (978) 461-7800

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              (Registrant's Telephone Number, Including Area Code)


                                 2 SEAPORT LANE
                           BOSTON, MASSACHUSETTS 02210

               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements which reflect the current judgment of Breakaway Solutions, Inc., a Delaware corporation (the "Company" or the "Registrant"), on certain issues relating to the Registrant's recently announced financing transactions with ICG Holdings, Inc., a Delaware corporation, SCP Private Equity Partners II, L.P., a Delaware limited partnership, and Invest Inc., a Delaware corporation. Because these statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially include: the Registrant's ability to raise additional capital; equity dilution; likely variation in the Registrant's quarterly revenues and operating results; the Registrant's ability to retain personnel and customers; delays relating to regulatory review of stockholder materials and required notice and waiting periods for a special meeting of the Registrant's stockholders, the Registrant's ability to realize benefits from acquisitions and strategic alliances; the adoption and acceptance of application hosting services by collaborative enterprises; product acceptance and customer demand; competition; risks in conducting business outside the United States; and the other risks described under the heading "Factors that May Affect Future Results" in the Registrant's Annual Report on Form 10-K for the period ended December 31, 1999 and in the Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2000, on file with the Securities and Exchange Commission ("SEC"), which factors are incorporated herein by reference.

ITEM 5.    OTHER EVENTS

OVERVIEW

         On February 16, 2001, Breakaway Solutions, Inc., a Delaware corporation (the "Company" or the "Registrant"), entered into several financing arrangements with ICG Holdings, Inc., a Delaware corporation ("ICG Holdings"), and SCP Private Equity Partners II, L.P., a Delaware limited partnership ("SCP"). These financing arrangements included an amendment to the Company's outstanding loan agreement with ICG Holdings, a separate loan agreement with SCP and a preferred stock purchase agreement with both ICG Holdings and SCP. ICG Holdings is a wholly owned subsidiary of Internet Capital Group, Inc., a Delaware corporation and the Company's largest stockholder ("ICG"). Walter W. Buckley, III, a director of the Company, is President, Chief Executive Officer and a director of ICG and is President and a director of ICG Holdings.

         On February 6, 2001, Invest Inc., a Delaware corporation ("Invest") consummated an investment in the Company under which it received 4,285,714 shares of Common Stock at a per share purchase price of $0.70 and warrants to purchase up to 4,285,714 shares of Common Stock at a per share exercise price of $0.70. A former director of the Company is the sole director and sole stockholder of Invest.

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LOAN AGREEMENTS

         On January 19, 2001, the Company entered into a loan agreement with ICG Holdings (the "Original ICG Holdings Loan"). On February 8, 2001, the Original ICG Holdings Loan was amended to increase the maximum amount which could be borrowed thereunder to $7,400,000. On February 16, 2001, the Company again amended the Original ICG Holdings Loan (the "Amended ICG Holdings Loan" together with the Original ICG Holdings Loan, the "ICG Holdings Loan"), primarily to increase the maximum amount which the Company may borrow under, and extend the maturity date of, the Original ICG Holdings Loan, as well as to facilitate the Company entering into a similar loan agreement with SCP. As amended on February 16, 2001, the maximum amount which the Company may borrow under the ICG Holdings Loan is $10,000,000 and all principal and interest thereunder is due and payable in full on April 9, 2001. The interest rate applied to borrowings under the ICG Holdings Loan remains at 12% per annum (or 18% after an event of default) and all principal and interest remains fully secured by substantially all of the Company's assets. All borrowings under the ICG Holdings Loan, as amended, are subject to the discretion of ICG Holdings.

         Also on February 16, 2001, the Company entered into a loan agreement with SCP under substantially the same terms as the ICG Holdings Loan (the "SCP Loan"). Under the terms of the SCP Loan, the Company may borrow up to $10,000,000 at an interest rate of 12% per annum (or 18% after an event of default). Principal and interest are due and payable in full on April 9, 2001 and are fully secured by substantially all of the Company's assets. All borrowings under the SCP Loan are subject to the discretion of SCP.

         As of February 16, 2001, the aggregate outstanding balance of principal and interest under the ICG Holdings Loan and the SCP Loan was approximately $12,300,000. ICG Holdings and SCP have entered into an agreement to administer certain of the Company's obligations, and the security interests in the collateral under the ICG Holdings Loan and the SCP Loan.

         In connection with the Company entering into the ICG Holdings Loan, on January 19, 2001, the Company issued to ICG Holdings warrants to purchase up to 9,737,447 shares of the Company's Common Stock, $0.000125 par value per share (the "Common Stock"), at a per share exercise price of $0.6875 (the `Loan Warrants"). In connection with the Company entering into the SCP Loan, ICG Holdings surrendered from the Loan Warrants warrants to purchase up to 6,491,631 shares of Common Stock. Those surrendered Loan Warrants were reissued to SCP on February 16, 2001. ICG Holdings and SCP are parties to a registration rights agreement with the Company granting ICG Holdings and SCP "piggy-back" and Form S-3 registration rights with respect to the shares of Common Stock issuable upon exercise of the Loan Warrants.

PREFERRED STOCK PURCHASE AGREEMENT

         In addition to entering into the amendment to the ICG Holdings Loan and the SCP Loan, on February 16, 2001, the Company also entered into a Series A Preferred Stock Purchase Agreement with ICG Holdings and SCP (the "Purchase Agreement"). Under the terms of the Purchase Agreement, the Company agreed to issue to SCP and to ICG Holdings (i) an aggregate of up to 428,572 shares of the Company's Series A Preferred Stock, $0.0001 par value per share (the "Series A Preferred"), at a per share purchase price of $70.00 and (ii) warrants to purchase an aggregate of up to 42,857,200 shares of

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Common Stock at a per share exercise price of $0.70 (the "Purchase Agreement
Warrants").

         The closing of the Purchase Agreement is subject to numerous conditions, including, without limitation, (i) authorization by the Company's stockholders of the issuance of securities under the Purchase Agreement consistent with the requirements of the Nasdaq National Market (the "Securities Issuance Authorization"), (ii) approval by the Company's stockholders of an amendment to the Company's Third Amended and Restated Certificate of Incorporation (the "Restated Charter") increasing from 80,000,000 to 245,000,000 the number of shares of Common Stock authorized for issuance by the Company (the "Charter Amendment Approval"), (iii) completion to the satisfaction of SCP and ICG Holdings of their review of the Company and its business, (iv) execution by certain members of the Company's management and key employees of noncompetition, lock-up, forebearance of change in control benefits and other similar agreements, (v) satisfaction by the Company of various operational and financial parameters and (vi) absence of the occurrence of any material adverse change to the Company.

         The Company expects to hold a special meeting of its stockholders to seek the Securities Issuance Authorization and the Charter Amendment Approval in early April 2001. The Company's board of directors has fixed February 8, 2001 as the record date (the "Record Date") for determining holders of Common Stock who are entitled to vote at the special meeting. SCP has advised the Company that it has received commitments from certain members of the management and one former director of the Company holding an aggregate of approximately 10,000,0000 outstanding shares of Common Stock, or approximately 19.8% of the 50,586,028 shares of Common Stock issued and outstanding as of the Record Date, to vote for the Securities Issuance Authorization and the Charter Amendment Approval. These stockholders, together with ICG, hold an aggregate of approximately 25,100,000 outstanding shares of Common Stock, or approximately 49.6% of the outstanding shares of the Common Stock as of the Record Date.

         If the Closing of the Purchase Agreement has not occurred on or prior to April 10, 2001, SCP and ICG Holdings may terminate the Purchase Agreement. Upon such termination, if the closing did not occur because the Company obtained alternative financing, was acquired or entered into an agreement for alternative financing or to be acquired, the Company will be required to pay to SCP a break-up fee in the amount of $20,000,000. If the closing did not occur for certain other reasons, the Company will be required to pay to SCP a break-up fee in the amount of $5,000,000.

         At the closing of the Purchase Agreement, the outstanding principal balance under both the ICG Holdings Loan and the SCP Loan, plus interest, will be used to fund the purchase price for the shares of Series A Preferred to be issued at the Closing. Consequently, although the Company will no longer have any repayment obligations

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under the ICG Holdings Loan and the SCP Loan, the Company will receive only additional cash at the closing equal to the purchase price for the shares of Series A Preferred issued at the Closing, net of the aggregate outstanding balance of principal and interest under the ICG Loan and the SCP Loan.

         Pursuant to the Purchase Agreement, at the closing, the Company will enter into an Investor Rights Agreement with SCP and ICG Holdings (the "Rights Agreement") under which it will agree to, within 30 days of the closing of the Purchase Agreement, register with the SEC under the Securities Act of 1933, as amended (the "Securities Act"), the shares of Common Stock issuable by the Company upon conversion of the Series A Preferred and upon exercise of the Purchase Agreement Warrants for resale by SCP and ICG Holdings.

         The Rights Agreement also provides that for so long as SCP holds at least 50% of the shares of Series A Preferred originally issued to SCP under the Purchase Agreement, the Company shall use its best efforts to (i) maintain a board of directors consisting of seven members, two of which shall be selected by SCP and one of which shall be selected by both SCP and ICG and (ii) reserve one seat on each committee of the board of directors for one of the directors selected by SCP, to the extent consistent with applicable director independence requirements. SCP has advised the Company that it expects Wayne Weisman, an affiliate of SCP, to be one of the directors selected by SCP. The Company has also been advised by SCP and ICG Holdings that SCP has agreed that for so long as ICG Holdings owns at least 10% of the Company on a primary basis, if Walter
W. Buckley vacates his position as a director of the Company, SCP will support in his place a director designated by ICG Holdings. It is another condition to closing the Purchase Agreement that Christopher H. Greendale shall have resigned as a director of the Company. That director position shall remain vacant until filled by a director selected by SCP and ICG Holdings.

         The Series A Preferred has not yet been designated by the Company. In connection with the closing of the Purchase Agreement, the Company will file a Certificate of Designations with the Secretary of State of the State of Delaware designating the Series A Preferred. The rights, preferences and powers of the Series A Preferred to be set forth in that Certificate of Designations will include the following:

         VOTING RIGHTS. In general, shares of the Series A Preferred will vote on an as-converted basis with the shares of Common Stock as the same class. In addition, the vote of the holders of at least a majority of the outstanding shares of Series A Preferred will be required for the Company to effect certain transactions, including, without limitation, (i) issuing stock with rights, preferences or privileges senior to or on a parity with the Series A Preferred or otherwise amending the Restated Charter or the Company's by-laws or recapitalizing or reclassifying the Company's securities so as to adversely affect or diminish the rights, preferences or privileges of the Series A Preferred, (ii) increasing the shares of capital stock authorized for issuance by the Company, (iii) entering into a reorganization, merger or consolidation of the Company involving a change in control of the Company or a sale of substantially all of the assets of the Company, (iv) liquidating, dissolving or winding-up the Company, (v) effecting certain redemptions and repurchases

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of the Company's capital stock and (vi) effecting certain dividend payments on any shares of the Company's capital stock.

         LIQUIDATION PREFERENCE. Upon a voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred will be entitled to be paid out of the Company's assets available for distribution prior to any distribution to the holders of Common Stock an amount equal to $70.00 per share (as adjusted for stock splits, stock dividends and similar events), plus any accrued but unpaid dividends on the Series A Preferred. After payment of these preferential amounts, the remaining assets available for distribution will be distributed ratably to the holders of the Series A Preferred, on an as-converted basis, and the holders of the Common Stock. A merger, consolidation, change of control or sale of all or substantially all of the Company's assets will be deemed to be a liquidation of the Company.

         CONVERSION. The holders of the Series A Preferred have the right, at any time and at their option to convert the Series A Preferred into a number of shares of Common Stock determined by dividing $70.00 by the conversion price of $0.70 per share (the "Conversion Price"). In addition, each share of Series A Preferred will automatically convert, in accordance with the same formula, upon
(i) the written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred, (ii) the closing of a firmly underwritten public offering by the Company pursuant to an effective registration statement under the Securities Act, at a per share price equal to at least four times the Conversion Price then in effect and with gross cash proceeds to the Company of at least $60,000,000 (a "Qualified Public Offering") or (iii) a consolidation or merger of the Company involving a change in control of the Company or sale of all or substantially all of the Company's assets for a minimum consideration payable for each share of Common Stock (on a fully diluted basis) equal to three times the Conversion price then in effect payable in cash or liquid securities (a "Qualified Sale"). The Conversion Price is subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification or merger or consolidation. Subject to limited exceptions, the Conversion Price is also subject to adjustment in the case of an issuance of shares of Common Stock, or securities exercisable for or convertible into Common Stock, at a per share price less than the Conversion Price then in effect (a "Dilutive Issuance"). In the event of a Dilutive Issuance, the Conversion Price will be reduced to equal the per share price of that Dilutive Issuance.

         DIVIDENDS. The shares of Series A Preferred will be entitled to receive dividends out of funds legally available therefor at the rate of 8.0% per annum. Such dividends will be payable, when and if declared, at the option of the Company either in cash or in additional shares of Series A Preferred valued based upon the original $70.00 per share issue price therefor. Dividends will be cumulative and accrue quarterly. In the event of a Qualified Public Offering or a Qualified Public Sale within three years after the closing of the Purchase Agreement, all issued and outstanding shares of Series A Preferred issued as dividends will be canceled.

         REDEMPTION. At any time after January 20, 2006, each holder of Series A Preferred will be entitled to have the Company redeem all, but not less than all, of such

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holder's shares of Series A Preferred for a per share price equal to $70.00 (as adjusted for stock splits, stock dividends and similar events), plus all accrued but unpaid dividends. If the Company for any reason fails to redeem any shares of Series A Preferred required to be redeemed, the Company, among other things, will be prohibited from incurring any additional indebtedness without the consent of a majority of the then outstanding shares of Series A Preferred and dividends will continue to accrue on the shares of Series A Preferred required to be redeemed.

INVEST TRANSACTION

         On February 6, 2001, Invest consummated an investment in the Company under which it received 4,285,714 shares of Common Stock at a per share purchase price of $0.70 and warrants to purchase up to 4,285,714 shares of Common Stock at a per share exercise price of $0.70. Invest is also a party to a registration rights agreement with the Company under which the Company agreed to, no later than March 23, 2001, register with the SEC under the Securities Act, the shares of Common Stock sold to Invest and the shares of Common Stock issuable by the Company upon the exercise by Invest of its warrants for resale by Invest. The Company has also agreed to use its best efforts to cause such registration statement to be declared effective no later than the fifteenth day after the registration statement is filed with the SEC.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not applicable.

         (B)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

         (C)      EXHIBITS

                  The exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such exhibits, which
Exhibit Index is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BREAKAWAY SOLUTIONS, INC.


Date: March 2, 2001               By: /s/ GORDON BROOKS
                                      -----------------------------------------
                                      Gordon Brooks
                                      President and
                                      Chief Executive Officer

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                                  EXHIBIT INDEX

    EXHIBIT NO.   DESCRIPTION

         10.1 Series A Preferred Stock Purchase Agreement, dated as of February 16, 2001, by and among the Registrant, SCP Private Equity Partners II, L.P. ("SCP") and ICG Holdings, Inc. ("ICG Holdings").

         10.2 Letter Agreement, dated as of February 16, 2001, by and among the Registrant, ICG Holdings and SCP.

         10.3 Amendment to Loan and Security Agreement, dated February 16, 2001, by and between the Registrant and ICG Holdings, Inc.

         10.4 Second Amendment to Loan and Security Agreement, dated February 16, 2001, by and among the Registrant, ICG Holdings and SCP.

         10.5 Amendment to Registration Rights Agreement, dated as of February 16, 2001, by and among the Registrant, ICG Holdings and SCP.

         10.6 Loan and Security Agreement, dated February 16, 2001, by and between the Registrant, as borrower and SCP, as lender and agent thereunder.

         10.7 Common Stock Purchase Warrant, issued by the Registrant to ICG Holdings, dated February 16, 2001.

         10.8 Common Stock Purchase Warrant, issued by the Registrant to SCP, dated February 16, 2001.